FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                 Current Report


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): June 30, 2000


                         CAROLINA POWER & LIGHT COMPANY
                         ------------------------------
             (Exact name of registrant as specified in its charter)



      North Carolina                     1-3382                 56-0165465
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(State or other jurisdiction          (Commission             (IRS Employer
 of incorporation)                    File Number)          Identification No.)

           411 Fayetteville Street, Raleigh, North Carolina 27601-1748
           -----------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (919) 546-6111
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ITEM 5. OTHER EVENTS

         Attached hereto and incorporated herein by reference are (i) Distribution Agreement, dated June 30, 2000, by and among Carolina Power & Light Company ("CP&L"), Chase Securities Inc., First Union Securities, Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. and Salomon Smith Barney Inc., relating to the issuance and sale from time to time by CP&L of up to $300,000,000 aggregate public offering price of Medium Term Notes, Series D (the "Medium-Term Notes"), pursuant to Registration Statement No. 333-69237 (the "Offering"); (ii) forms of Medium-Term Notes relating to the Offering; and (iii) a tax opinion of Hunton & Williams relating to the Offering.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) EXHIBITS.

             1 Distribution Agreement, dated June 30, 2000, by and among Carolina Power & Light Company, Chase Securities Inc., First Union Securities, Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. and Salomon Smith Barney Inc.

             4.1  Form of Medium-Term Note (Fixed Rate).

             4.2  Form of Medium-Term Note (Floating Rate).

             8    Tax Opinion of Hunton & Williams
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CAROLINA POWER & LIGHT COMPANY
                                            ------------------------------
                                                       Registrant


                                            By:  /s/ Peter M. Scott III
                                                ---------------------------
                                                       Peter M. Scott III
                                                    Executive Vice President

Date:  June 30, 2000

                                  EXHIBIT INDEX

1 Distribution Agreement, dated June 30, 2000, by and among Carolina Power & Light Company, Chase Securities Inc., First Union Securities, Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. and Salomon Smith Barney Inc.

4.1  Form of Medium-Term Note (Fixed Rate).

4.2  Form of Medium-Term Note (Floating Rate).

8    Tax Opinion of Hunton & Williams